UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 2, 2025

ALGORHYTHM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41405	95-3795478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900
Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(954) 596-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RIME	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 8, 2025, Algorhythm Holdings, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that it and its subsidiary, SemiCab Holdings, LLC, a Nevada limited liability, entered into that certain Equity Purchase Agreement, dated May 2, 2025 (the “Closing Date”) with SemiCab Inc., a Delaware corporation, pursuant to which SemiCab Holdings purchased 9,999 shares of the issued and outstanding equity shares, Rs. 10 par value, of SMCB Solutions Private Limited, an Indian company (“SMCB”), representing 99.99% of the issued and outstanding equity shares of SMCB. The transactions contemplated therein were consummated on the Closing Date. This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Original Form 8-K to include the required financial statements and pro forma financial information with respect to SMCB.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

The audited balance sheets of SMCB as of March 31, 2025 and 2024 and the audited statements of operations, shareholders’ equity and cash flows of SMCB for the years ended March 31, 2025 and 2024, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of SMCB as of March 31, 2025, the unaudited pro forma condensed combined statement of operations of SMCB for the three-month period ended March 31, 2025, and the unaudited pro forma condensed combined statement of operations of SMCB for the year ended December 31, 2024, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Equity Purchase Agreement, dated May 2, 2025, by and among Algorhythm Holdings, Inc., SemiCab Holdings, LLC and SemiCab, Inc.

10.2*	Promissory Note, dated May 2, 2025, issued by Algorhythm Holdings, Inc. in favor of SemiCab, Inc.

10.3*	Amended and Restated Limited Liability Company Agreement of SemiCab Holdings, LLC, dated May 2, 2025, by and among Algorhythm Holdings, Inc., SemiCab Holdings, LLC, Ajesh Kapoor and Vivek Sehgal.

23.1	Consent of Berkowitz Pollack Brant, Advisors + CPAs

99.1*	Press Release issued May 5, 2025

99.2	Audited balance sheets of SMCB as of March 31, 2025 and 2024 and audited statements of operations, shareholders’ equity and cash flows of SMCB for the years ended March 31, 2025 and 2024, and the notes related thereto

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2025, unaudited pro forma condensed combined statement of operations for the three-month period ended March 31, 2025, and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, and the notes related thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2025	ALGORHYTHM HOLDINGS, INC.

	By:	/s/ Alex Andre
	Name:	Alex Andre
	Title:	Chief Financial Officer and General Counsel